SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – December 9, 2010

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mount Laurel, New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends Item 4.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2010, regarding a change in the Registrant’s certifying accountant.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 9, 2010, the Audit Committee of the Board of Directors of Central European Distribution Corporation (the “Company”) approved the dismissal of PricewaterhouseCoopers Sp. z o.o. (“PwC”) as its independent registered public accountant, to be finalized upon completion of PwC’s procedures regarding the financial statements of the Company as of and for the fiscal year ending December 31, 2010. PwC’s engagement as the Company’s independent registered public accountant ended as of March 1, 2011, upon the filing with the SEC of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010. Also on December 9, 2010, the Company appointed Ernst &Young Audit Sp. z o.o. (“E&Y”) as its independent registered public accountant commencing with the 2011 quarter reviews and audit for the fiscal year ending December 31, 2011. The engagement of E&Y was approved by the Audit Committee of the Board of Directors of the Company.

The reports of PwC on the financial statements of the Company as of and for the fiscal years ended December 31, 2009 and 2010, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2009 and 2010, and through March 1, 2011, there were no (i) disagreements with PwC on any matter concerning accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of such disagreements in connection with its reports for such years or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PwC with a copy of the foregoing disclosures in this Current Report on Form 8-K/A related to PwC and has requested a letter from PwC addressed to the Securities and Exchange Commission indicating whether or not PwC agrees with such disclosures. A copy of this letter, dated March 2, 2011, is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K/A.

During the Company’s fiscal years ended December 31, 2009 and 2010, and through March 1, 2011, neither the Company, nor anyone on its behalf, consulted with E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by E&Y to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers Sp. z o.o. to the Securities and Exchange Commission, dated March 2, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Chris Biedermann
Chris Biedermann
Vice President and
Chief Financial Officer

Date: March 2, 2011

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers Sp. z o.o. to the Securities and Exchange Commission, dated March 2, 2011.